Exhibit 24

                    POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints P. Anthony Jacobs, Steven K.
Fitzwater and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him or her and in his or her name, place and stead, to sign any or all reports (including reports on Form 10, Form 10-K, Form 10-Q, Form 8-K, Form 3, Form 4, Form 5, Schedule 13-D,
Schedule 13-G, and Form 144) and registration statements, and any amendments thereto, required or permitted to be filed or signed by him or her under the Securities and Exchange Act of 1934, or the Securities Act of 1933, in his or her individual capacity and in his or her capacity as an officer or director of Lab Holdings, Inc. (the "Company") or LabOne, Inc. with respect to beneficial ownership of, and transactions in, equity securities of the Company, and with respect to other matters relating to the Company or to LabOne, Inc. and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: March 29, 1999		            s/ P. Anthony Jacobs
                                            _____________________________

                                            Print Name: P. Anthony Jacobs


	            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints P. Anthony Jacobs, Steven K.
Fitzwater and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him or her and in his or her name, place and stead, to sign any or all reports (including reports on Form 10, Form 10-K, Form 10-Q, Form 8-K, Form 3, Form 4, Form 5, Schedule 13-D,
Schedule 13-G, and Form 144) and registration statements, and any amendments thereto, required or permitted to be filed or signed by him or her under the Securities and Exchange Act of 1934, or the Securities Act of 1933, in his or her individual capacity and in his or her capacity as an officer or director of Lab Holdings, Inc. (the "Company") or LabOne, Inc. with respect to beneficial ownership of, and transactions in, equity securities of the Company, and with respect to other matters relating to the Company or to LabOne, Inc. and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: March 2, 1999			     s/ John H. Robinson, Jr.
                                             _____________________________

                                             Print Name: John H. Robinson, Jr.

	            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints P. Anthony Jacobs, Steven K.
Fitzwater and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him or her and in his or her name, place and stead, to sign any or all reports (including reports on Form 10, Form 10-K, Form 10-Q, Form 8-K, Form 3, Form 4, Form 5, Schedule 13-D,
Schedule 13-G, and Form 144) and registration statements, and any amendments thereto, required or permitted to be filed or signed by him or her under the Securities and Exchange Act of 1934, or the Securities Act of 1933, in his or her individual capacity and in his or her capacity as an officer or director of Lab Holdings, Inc. (the "Company") or LabOne, Inc. with respect to beneficial ownership of, and transactions in, equity securities of the Company, and with respect to other matters relating to the Company or to LabOne, Inc. and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: February 26, 1999			s/ Steven K. Fitzwater
                                                _____________________________

                                                Print Name: Steven K. Fitzwater

	            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints P. Anthony Jacobs, Steven K.
Fitzwater and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him or her and in his or her name, place and stead, to sign any or all reports (including reports on Form 10, Form 10-K, Form 10-Q, Form 8-K, Form 3, Form 4, Form 5, Schedule 13-D,
Schedule 13-G, and Form 144) and registration statements, and any amendments thereto, required or permitted to be filed or signed by him or her under the Securities and Exchange Act of 1934, or the Securities Act of 1933, in his or her individual capacity and in his or her capacity as an officer or director of Lab Holdings, Inc. (the "Company") or LabOne, Inc. with respect to beneficial ownership of, and transactions in, equity securities of the Company, and with respect to other matters relating to the Company or to LabOne, Inc. and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: February 24, 1999		       s/ Linda K. McCoy
                                               _____________________________

                                               Print Name: Linda K. McCoy



	            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints P. Anthony Jacobs, Steven K.
Fitzwater and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him or her and in his or her name, place and stead, to sign any or all reports (including reports on Form 10, Form 10-K, Form 10-Q, Form 8-K, Form 3, Form 4, Form 5, Schedule 13-D,
Schedule 13-G, and Form 144) and registration statements, and any amendments thereto, required or permitted to be filed or signed by him or her under the Securities and Exchange Act of 1934, or the Securities Act of 1933, in his or her individual capacity and in his or her capacity as an officer or director of Lab Holdings, Inc. (the "Company") or LabOne, Inc. with respect to beneficial ownership of, and transactions in, equity securities of the Company, and with respect to other matters relating to the Company or to LabOne, Inc. and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED: March 29, 1999			       s/ Lan C. Bentsen
                                               _____________________________

                                               Print Name: Lan C. Bentsen